UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               __________________

      Date of Report (Date of earliest event reported): March 16th , 2011

                             RAMOIL MANAGEMENT LTD.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

WYOMING                           033-12507-NY                        13-3437732
-------                                                               ----------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                   File Number)             Identification No.)


            6475 PACIFIC COAST HWY., SUITE 365, LONG BEACH, CA 90803
            --------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                  323-952-3754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement    communications    pursuant    to     Rule   14d-2(b)
     under     the    Exchange
Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant    to    Rule   13e-4(c)
     under    the   Exchange   Act
     (17 CFR 240.13e-4(c))





























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                            RAMOIL MANAGEMENT, LTD.


ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 16th , 2011 (the "Closing Date"), Ramoil Management, Ltd., acquired Groupe Concorde Development, Inc. and its wind energy projects in Romania. These projects were for 45MW/h broken up into 3 X 15MW/h contracts each with INTFOR S.A., PROFILAND, SRL. and PROTUBMET, SRL., THE THREE LARGEST STEEL PRODUCERS IN Eastern Europe.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 16th , 2011 (the "Closing Date"), Ramoil Management, Ltd., acquired Groupe Concorde Development, Inc. and its wind energy projects in Romania. These projects were for 45MW/h broken up into 3 X 15MW/h contracts each with INTFOR S.A., PROFILAND, SRL. and PROTUBMET, SRL., THE THREE LARGEST STEEL PRODUCERS IN Eastern Europe.

ITEM 9.01           EXHIBITS.

(d)      Exhibits.

Exhibit No.                  Description

10.1 Press Release by Ramoil Management, Ltd. releasing numbers based on projected revenues calculated for projects under contract in Romania by Groupe Concorde Developments, Inc., its subsidiary.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


By: Michael J. Goeree

/s/  Michael J. Goeree
-----------------------
Chief Executive Officer
Dated: March 30, 2011

Exhibit 10.1

Press Release                                   Source:  Ramoil Management, Ltd.

RAMOIL MANAGEMENT, LTD. (OTC:RAMO) GROUPE CONCORDE DEVELOPMENTS, INC. DETAILS 1ST TWO PROJECTS

Monday May 16, 2011

Fort Lauderdale, Florida, GROUPE CONCORDE DEVELOPMENTS, INC. (GCD), announces through its parent Ramoil Management, soon to be Enviro|Tech Capital, Ltd., some of the details emerging regarding its first two projects in Romania and in cooperation with the Romanian Government and the European Union (E.U.).

WIND ENERGY:

Utilizing new high efficiency wind turbines, developed in Canada, GCS has contracted a 45MW/h in Tulcea, Romania. The project has a NAV of (euro)90 Million ($127 Million) and we will own 100% of this wind energy project. Power Purchase Agreements (PPAs) are already signed for this initial 45 MW/h wind energy project. These contracts will be made available on our website www.envirotechenergy.com for viewing within a week.

Additionally, GCD is presently negotiating with a group from Greece to purchase their permitted wind project of 120 MW/h in the same area of the country. Enel S.A. will be signing the off take contract or power purchase agreement (PPA) upon completion of this negotiation. Again, GCD will own 100% of this project, adding an additional NAV of (euro)260 Million ($367 Million).

Therefore,  this  two  Phase  Wind  Project  in Romania will have a total NAV of
(euro)350 Million or USD $494 Million.

GREEN ALFS:

With regards to the Green Assisted Living Facilities (ALFs), in Romania, GCD has been assured that on or before June 1, 2011, GCD will have the contract signed for the building of a chain of Nursing Homes and Assisted Living Facilities in Romania. The total value of the contract is (euro)220 million / $310.5 Million and our profit margin is expected to be as high as 40%, given no losses to over-runs etc.

ALL PROJECTS LISTED ABOVE WILL BE SUBSIDIZED AND SUPPORTED BY BOTH THE ROMANIAN GOVERNMENT AND EUROPEAN UNION (E.U.).

Mr. Alex Taranu, Groupe Concorde Development's President and CEO is quoted as saying, "This is the result of three years of investments, negotiations and countless travel miles. It pleases me to no end to not only begin to see the fruits of our labors but to be able to share this opportunity with the shareholders of Enviro|Tech Capital."






 ABOUT GROUPE CONCORDE DEVELOPMENTS, INC.

GROUPE CONCORDE DEVELOPMENTS INC. ("GCD"), of Fort Lauderdale, FL, has been in operation here in America since 2007 and in Europe as Concorde Groupe, GmbH since 2005. GCD has solar energy, wind energy and waste to energy projects already under contract, with Power Purchase Agreements (PPAs) also already negotiated and signed, on Government Projects, backed by the European Union
(E.U.) in Romania and Bulgaria. Beyond this, GCD also has an "up to" 250 bed Environmentally Friendly, Green Assisted Living Facility (ALF) already Romanian Government and E.U. approved for development. This Green Friendly ALF concept is also under consideration for implementation in Florida and Arizona as well.

EACH OF THESE PROJECTS WILL BE SUBSTANTIALLY UNDERWRITTEN BY E.U. SUBSIDIES, OF WHICH, THE GRANTING OF THESE SUBSIDIES, SO LONG AS ALL REQUIREMENTS AND PREREQUISITES ARE MET, LIKE THE PURCHASE OF GREEN ENERGY IN EUROPE, UNDER E.U. LAW, IS A "MATTER OF LAW".

ABOUT RAMOIL MANAGEMENT, LTD.

About Us Statement: Ramoil Management, Ltd. (RAMO), soon to be Enviro|Tech Capital, Ltd., is a development stage capital company, focusing on green energy projects, asset management and other niche technologies temporarily headquartered in Long Beach, California. Ramoil's present strategy is to identify buy-out and/or merger opportunities in the "Green / Renewable Energy Sector" and "Niche Technologies Sector" which will immediately impact and grow our asset and revenue base. Through our world-wide network of Brokers and Scientists we already have one and possibly more such projects identified and are working through the due diligence process on each of these projects.

Forward Looking Statements

This news release contains forward-looking statements made by RAMOIL MANAGEMENT, LTD. in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements included in this press release, other than statements of historical fact, are forward-looking statements. Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from those indicated by these statements. The following risk factors, among others, could cause actual results to differ materially from those described in any forward-looking statements. These risks and uncertainties include, but are not limited to, economic conditions, changes in the law or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward looking statements. Forward-looking statements are typically identified by the words: believe, expect, anticipate, intend, estimate, and similar expressions or which by their nature refer to future events.

Company and Investor Relations Contact:

Mr. David Reiter at 323-952-3754

info@envirotechenergy.com

---------------------------------------

Source: Ramoil Management Ltd.